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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 6, 2006

Timberline Resources Corporation

(Exact Name of Registrant as Specified in its Charter)

IDAHO	000-51549	82-0291227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36 West 16th Avenue, Spokane, Washington	99203
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 747-5225

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873 (11-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 9.01 - Financial Statements and Exhibits.

On March 10, 2006, Timberline Resources Corporation (an Idaho corporation) (“Timberline”) filed a Current Report on Form 8-K to report that, pursuant to the Stock Purchase and Sale Agreement dated as of February 23, 2006, as amended as of March 3, 2006, by and among Timberline, the shareholders of Kettle Drilling, Inc. (an Idaho corporation) (“Kettle”) and certain shareholders of Timberline, Timberline completed its acquisition of Kettle (the “Acquisition”). This Current Report on Form 8-K/A is being filed to provide the financial statements and pro forma financial information.

(a) Financial Statements of Businesses Acquired

Report of Independent Auditors

Board of Directors

Kettle Drilling, Inc.

We have audited the accompanying balance sheet of Kettle Drilling, Inc. (“the Company”) as of December 31, 2005. This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

Except as explained in the following paragraph, we conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

We did not observe the taking of the physical inventory as of December 31, 2004 and 2003, since those dates were prior to our appointment as auditors for the Company, and we were unable to satisfy ourselves regarding inventory quantities by means of other auditing procedures.  Inventory amounts as of December 31, 2004 and 2003 enter into the determination of net income and cash flows for the years ended December 31, 2005 and 2004.

Because of the matter discussed in the preceding paragraph, the scope of our work was not sufficient to enable us to express, and we do not express an opinion on the financial position of Kettle Drilling as of December 31, 2004 nor the results of operations and cash flows for the years ended December 31, 2005 and 2004.

In our opinion, the balance sheet as of December 31, 2005 presents fairly, in all material respects, the financial position of Kettle Drilling as of December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

DeCoria, Maichel & Teague P.S.

Spokane, Washington

May 11, 2006

Kettle Drilling, Inc.

TABLE OF CONTENTS

Balance Sheets, December 31, 2005 and 2004

5

Statements of Operations for the years ended December 31, 2005 and 2004

6

Statements of Changes in Stockholders’ Equity

for the years ended December 31, 2005 and 2004

7

Statements of Cash Flows for the years ended December 31, 2005 and 2004

8

Notes to Financial Statements

9

Kettle Drilling, Inc.

Balance Sheets

December 31, 2005 and 2004

ASSETS

2005

2004

(unaudited)

Current assets:

Cash and cash equivalents

$

13,522

$

60,531

Accounts receivable, less allowance for

doubtful accounts of $29,199 in 2005

397,379

280,033

Supplies and parts inventories

493,904

201,796

Employee advances

2,390

680

Prepaid expenses

6,890

Deposits

          31,344

          51,344

Total current assets

        938,539

        601,274

Property and equipment, net

     1,396,365

        713,763

Total assets

$

   2,334,904

$

   1,315,037

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:

Bank line of credit

$

63,937

$

55,348

Accounts payable

649,800

331,537

Accrued payroll and payroll-related expenses

108,891

71,952

Related party payable, current portion

18,000

18,000

Long-term debt, current portion

128,594

140,532

Obligations under capital leases, current portion

        224,254

          51,257

Total current liabilities

     1,193,476

        668,626

Related party payable, less current portion

9,000

27,000

Long-term debt, less current portion

342,376

292,989

Obligations under capital leases, less current portion

        347,056

          90,459

        698,432

        410,448

Total liabilities

     1,891,908

     1,079,074

Commitments and contingencies (See Note 10)

Stockholders’ equity:

Common stock; $1.00 par value, 20,000 shares

authorized; 102 shares issued and outstanding

102

102

Additional paid-in capital

(11,424)

(11,424)

Retained earnings

        454,318

        247,285

Total stockholders’ equity

        442,996

        235,963

Total liabilities and stockholders’ equity

$

   2,334,904

$

   1,315,037

The accompanying notes are an integral part of these financial statements.

Kettle Drilling, Inc.

Statements of Operations

For the years ended December 31, 2005 and 2004 - Unaudited

2005

2004

Revenue:

Drilling services

$

5,529,145

$

3,717,309

Costs and expenses:

Drilling costs

2,888,369

2,014,813

Officer compensation

251,744

114,012

General and administrative expenses

1,372,170

792,783

Depreciation and amortization

     279,100

     103,737

Total costs and expenses

  4,791,383

  3,025,345

Other (income) expense:

Interest expense

94,504

33,081

Interest income

(63)

(243)

Gain on sale of equipment

        (9,500)

Total other expense

       84,941

       32,838

Net income

$

   652,821

$

   659,126

The accompanying notes are an integral part of these financial statements.

Kettle Drilling, Inc.

Statements of Changes in Stockholders' Equity

For the years ended December 31, 2005 and 2004 - Unaudited

Total

Common Stock

Additional

Retained

Stockholders’

Shares

Amount

Paid-in Capital

Earnings

Equity

Balances, December 31, 2003

200

$

200

$

42,478

$

147,021

$

189,699

Stock redemption

(98)

(98)

(53,902)

(54,000)

Net income

659,126

659,126

Distributions to shareholders

       (558,862)

       (558,862)

Balances, December 31, 2004

102

102

(11,424)

247,285

235,963

Net income

652,821

652,821

Distributions to shareholders

       (445,788)

       (445,788)

Balances, December 31, 2005

               102

$

             102

$

       (11,424)

$

      454,318

$

      442,996

Kettle Drilling, Inc.

Statements of Cash Flows

For the years ended December 31, 2005 and 2004 - Unaudited

2005

2004

Cash flows from operating activities:

Net income

$

652,821

$

659,126

Adjustments to reconcile net income to net cash

provided by operating activities:

Depreciation and amortization

279,100

103,737

Gain on disposal of equipment

(9,500)

Change in:

Accounts receivable

(117,346)

(234,641)

Employee advances

(1,710)

Prepaid expenses

6,890

(6,890)

Supplies and parts inventories

(292,109)

(75,850)

Deposits

20,000

(19,750)

Accounts payable

318,264

278,370

Accrued expenses

       36,939

       60,647

Net cash provided by operating activities

     902,849

     755,249

Cash flows from investing activities:

Proceeds from sale of equipment

9,500

Acquisition of property and equipment

      (47,980)

      (96,481)

Net cash used in investing activities

      (47,980)

      (86,981)

Cash flows from financing activities:

Net advances from line of credit

8,589

30,795

Payments on related party payable

(18,000)

(9,000)

Net proceeds on long-term debt

36,000

Payments on long-term debt

(241,278)

(92,999)

Payments on capital leases

(205,401)

(44,465)

Distributions to shareholders

    (445,788)

    (558,862)

Net cash used by financing activities

    (901,878)

    (638,531)

Net change in cash

(47,009)

29,737

Cash, beginning of year

       60,531

       30,794

Cash, end of year

$

     13,522

$

     60,531

Supplemental disclosures of cash flow information:

Interest paid in cash

$

     94,504

$

     33,081

Supplemental disclosures of non-cash investing and financing activities:

Non-cash investing and financing activities:

Stock redemption

$

     54,000

Notes payable - equipment purchases

$

   278,726

$

   277,151

Capital leases - equipment purchases

$

   634,996

$

   186,180

Kettle Drilling, Inc.

Notes to Financial Statements

1.

Description of Business

Kettle Drilling, Inc. (“the Company”) is a closely-held company, and was incorporated as an Idaho corporation on December 13, 1996.  The Company provides drilling services to the mining and mineral exploration industry across North America and worldwide.

2.

Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

Generally, the Company recognizes drilling service revenues as the drilling services are provided to the customer. In some cases, the customer is responsible for mobilization and “stand by” costs when the Company deploys its personnel and equipment to a specific drilling site, but for reasons beyond the Company’s control, drilling activities are not able to take place. Usually, the specific terms of each drilling job are agreed to by the customer and the Company prior to the commencement of drilling.

Income Taxes

The Company has elected to be taxed as a small business corporation pursuant to Subchapter S of the Internal Revenue Code. Accordingly, in lieu of current federal income taxes arising at the company level, the shareholders are taxed on their proportionate share of the Company’s taxable income. As such, no provision or benefit for income taxes has been recorded in the financial statements.

Accounts Receivable

The Company’s accounts receivable are not subject to discounts and are generally due within 15 to 20 days of invoicing.  The Company records an allowance for doubtful accounts based on specifically identified amounts that the Company believes to be uncollectible and for those accounts that are past due beyond a certain date.  If actual collections experience changes, revisions to the allowance may be required.  If all attempts to collect a receivable fail, the receivable is written off against the allowance.

Inventories

The Company values inventories at the lower of average cost or market.  Allowances are recorded for inventory considered to be in excess or obsolete.  Inventories consist primarily of parts and supplies.

Kettle Drilling, Inc.

Notes to Financial Statements

2.

Summary of Significant Accounting Policies, Continued:

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization.  Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally five to seven years.  Equipment under capital leases and leasehold improvements are amortized over the shorter of the lease term or the estimated useful lives of the assets.  When assets are retired or sold, the costs and related allowances for depreciation and amortization are eliminated from the accounts and any resulting gain or loss is reflected in operations.

Fair Values of Financial Instruments

The carrying amounts of financial instruments including cash and cash equivalents, trade accounts receivables, accounts payable, and accrued payroll and payroll-related expenses approximated their fair values as of December 31, 2005 and 2004.  Line of credit balances and equipment notes payable are generally stated at their fair value based upon the terms of the debt.

Cash Equivalents

The Company considers cash in banks and other deposits with an original maturity of three months or less, that can be liquidated without prior notice or penalty, to be cash and cash equivalents.

3.

Supplies and Parts Inventories

The Company’s supplies and parts inventories are valued at the lower of average cost or market. At December 31, 2005 and 2004, the Company did not take physical counts of its supplies and parts inventories. The Company has estimated the value of its supplies and parts inventories based upon management’s physical inventory records and available inventory cost information. In addition, management has reviewed the unit cost of its supplies and parts inventories to ensure that the costs are stated at the lower of cost or market value.  At December 31, 2005 and 2004, the Company had materials and supplies inventories of $493,904 and $201,796, respectively.

4.

Property and Equipment

Property and equipment at December 31, 2005 and 2004, consisted of the following:

2005

2004

Office equipment

$

14,250

$

12,258

Equipment and vehicles

1,920,958

1,023,852

Leasehold improvements

        107,297

          93,844

Total property and equipment

2,042,505

1,129,954

Less accumulated depreciation

       (646,140)

       (416,191)

Property and equipment, net

$

   1,396,365

$

      713,763

Kettle Drilling, Inc.

Notes to Financial Statements

4.

Property and Equipment, Continued:

At December 31, 2005 and 2004, equipment and vehicles included assets under capital leases amounting to $819,676 and $184,680, respectively.  The leases are amortized over their respective terms.  At December 31, 2005 and 2004, the accumulated depreciation related to these assets under capital leases amounted to $129,511 and $14,547, respectively.

5.

Bank Line of Credit

The Company has a bank line of credit available at December 31, 2005 and 2004 of $65,000 at prime plus 2.75%. This line of credit is personally guaranteed by the majority shareholder. At December 31, 2005 and 2004, the prime interest rate was 7.25% and 5.25%, respectively. At December 31, 2005 and 2004, the outstanding balance on the line of credit was $63,937 and $55,348, respectively.

6.

Obligations Under Capital Leases

The lease obligations as of December 31, 2005 and 2004 were $571,310 and $141,716, respectively.  Future minimum lease payments at December 31, 2005, for the related obligations under capital leases were:

Year Ending December 31,

2006

$

260,602

2007

236,255

2008

96,514

2009

37,368

2010

               6,227

Total minimum lease payments

636,966

Less amount representing interest

            (65,656)

Present value of minimum lease payments

571,310

Less obligations due within one year

          (224,254)

Obligations under capital leases, due after one year

$

         347,056

Kettle Drilling, Inc.

Notes to Financial Statements

7.

Long-Term Debt

Long-term debt at December 31, 2005 and 2004 consisted of the following:

2005

2004

Note payable to Borrego Springs Bank, National Association-

Small Business Administrations (“SBA”) Loan Center; payable

in monthly installments of $1,992 at a rate of prime plus 2.75%.

The note is collateralized by certain equipment and a deed of trust for real property owned by Douglas D. and Brenda L. Kettle,

located in Kootenai County, Idaho and is also personally

guaranteed by Douglas D. and Brenda L. Kettle.

$

124,921

$

136,745

Note payable to Mountain West Bank-SBA Department; payable

in monthly payments of $5,373 at a rate of prime plus 2.25%.

The note is personally guaranteed by Douglas D. Kettle and

Brenda L. Kettle.

86,555

26,804

Notes payable to various lenders for vehicles and equipment,

in monthly payments totaling $9,023 per month, at rates ranging from 0.9% to 9.5%, with a weighted average interest rate of

approximately 7%.  The notes are collateralized by the vehicles and equipment that they represent.

259,494

269,972

Note payable to Brenda Kettle, a related party (See Note 8)

payable in monthly installments of $1,500.  The note does not bear interest.

       27,000

       45,000

497,970

478,521

Less current portion

    (146,594)

    (158,532)

$

   351,376

$

    319,989

As of December 31, 2005, debt outstanding will mature as follows:

2006

$

146,594

2007

117,627

2008

81,003

2009

69,475

2010

35,006

Thereafter

             48,265

$

         497,970

Kettle Drilling, Inc.

Notes to Financial Statements

8.

Related Party Transactions

During 2004, the Company redeemed 98 shares of common stock for $54,000 from Brenda Kettle.  Brenda is the wife of Doug Kettle, President and majority shareholder of the Company.  The redemption was recorded as a related party payable (See Note 7), with payment terms of $1,500 per month.  The note is not interest-bearing.

In 2004, the Company paid for shop improvements totaling $17,723 on real property owned by Doug Kettle, President and majority shareholder of the Company.

The Company periodically rents equipment from Hard Rock Drilling, Inc., a company owned by Doug Kettle, President and majority shareholder of the Company.  Total lease payments for the years ended December 31, 2005 and 2004 were $144,000 and $41,200, respectively.  In addition, during 2004, $88,500 was paid to Hard Rock Drilling, Inc. for consulting services rendered.

9.

Stockholders’ Equity

The Company has 20,000 shares authorized of $1.00 par value common stock.  At December 31, 2005 and 2004, the Company had 102 shares issued and outstanding.

10.

Commitments and Contingencies

Real Estate Lease Commitments

The Company has real estate lease commitments related to its corporate headquarters in Coeur d’Alene, Idaho, a storage shop in Rathdrum, Idaho, and its operational facility in Winnemucca, Nevada.

Annual lease obligations until the termination of the leases are as follows:

2006

$ 29,200

2007

$ 15,400

Letter of Intent

On December 19, 2005, the Company signed a letter of intent (“LOI”) to be acquired by Timberline Resources Corporation (“Timberline”), a public corporation.  Under the terms of the LOI, the shareholders of the Company received $2,800,000 earnest money and 100,000 non-refundable common shares of Timberline in exchange for a 75-day option by Timberline to acquire a 60% stake in the Company.

On March 6, 2006, Timberline completed its acquisition of 100% of the outstanding shares of the Company, for the purchase price of $2,800,000 and 5,000,000 shares of convertible preferred stock to the shareholders of the Company.

(b) Pro Forma Financial Information

The required proforma financial information is appended below.  The Kettle proforma statements of operations are presented for the year ended December 31, 2005.  The Timberline proforma statements of operations are presented for the year ended September 30, 2005.  The proforma balance sheet is presented at December 31, 2005 for Kettle and at September 30, 2005 for Timberline.

TIMBERLINE RESOURCES CORPORATION
PROFORMA BALANCE SHEETS

	Timberline	Kettle
	Resources Corp	Drilling Inc
	Year End	Year End		Proforma
	September 30,	December 31,		Combined
	2005	2005	Eliminations	Total
ASSETS

CURRENT ASSETS
Cash	$174,270	$13,522	$-	$187,792
Accounts and contracts receivable	-	397,379	-	397,379
Inventory - supplies	-	493,904	684,811	1,178,715
Other current assets	-	33,734	-	33,734
Total Current Assets	174,270	938,539	684,811	1,797,620

PROPERTY AND EQUIPMENT
Equipment, net of depreciation	457	1,396,365	2,377,427	3,774,249

OTHER ASSETS
Contracts in place	-	-	856,800	856,800
Work force in place	-	-	248,068	248,068
Covenant not to compete	-	-	243,000	243,000
Total Other Assets	-	-	1,347,868	1,347,868

TOTAL ASSETS	$174,727	$2,334,904	$4,410,106	$6,919,737

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable	$38,896	$649,800	$		$688,696
Accrued expenses	-	108,891		2,400,000	2,508,891
Related party payables	16,454	18,000			34,454
Bank line of credit		63,937			63,937
Notes payable - related party, net	-	-			-
Deferred lease income	56,302	-			56,302
Current portion of long-term debt and capital lease obligations	-	352,848		400,000	752,848
TOTAL CURRENT LIABILITIES	111,652	1,193,476		2,800,000	4,105,128

LONG-TERM LIABILITIES
Convertible notes payable - related party, net	23,004	9,000		-	32,004
Derivative from convertible debt	112,085	-		-	112,085
Long-term debt and capital lease obligations	-	689,432		-	689,432
TOTAL LONG-TERM LIABILITIES	135,089	698,432		-	833,521

COMMITMENTS AND CONTINGENCIES	-	-		-	-

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock	7,266	102		(102)	7,266
Additional paid-in capital	2,984,217	(11,424)		2,064,526	5,037,319
Accumulated deficit	(3,063,497)	454,318		(454,318)	(3,063,497)
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(72,014)	442,996		1,610,106	1,981,088

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$174,727	$2,334,904		$4,410,106	$6,919,737

TIMBERLINE RESOURCES CORPORATION
PROFORMA STATEMENTS OF OPERATIONS

	Timberline	Kettle
	Resources Corp	Drilling Inc
	Year Ended	Year Ended		Proforma
	September 30,	December 31,		Combined
	2005	2005	Eliminations	Total

REVENUES	$-	$5,529,145	$-	$5,529,145

COST OF REVENUES	-	2,888,369	-	2,888,369

GROSS PROFIT	-	2,640,776	-	2,640,776

GENERAL AND ADMINISTRATIVE EXPENSES
Mineral exploration expenses	389,321	-	-	389,321
Other general and administrative expenses	160,741	1,903,014	-	2,063,755
TOTAL EXPENSES	550,062	1,903,014	-	2,453,076

LOSS FROM OPERATIONS	(550,062)	737,762	-	187,700

OTHER INCOME (EXPENSE)
Lease income	30,966	-	-	30,966
Interest Income	-	63		63
Change in fair value of derivatives	(9,395)	-	-	(9,395)
Amortization of discount on note payable	(694)	-	-	(694)
Interest expense	(1,788)	(94,504)	-	(96,292)
Gain on sale of equipment	-	9,500	-	9,500

TOTAL OTHER INCOME (EXPENSE)	19,089	(84,941)		-	(65,852)

LOSS BEFORE TAXES	(530,973)	652,821		-	121,848

INCOME TAX EXPENSE	-	-		-	-

NET INCOME (LOSS)	$(530,973)	$652,821		$-	$121,848

NET LOSS PER COMMON SHARE,
BASIC AND DILUTED	$(0.08)	$6,498	$	N/A	$0.01

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING,
BASIC AND DILUTED	6,403,919	102		2,099,898	8,503,919

TIMBERLINE RESOURCES CORPORATION
(FORMERLY SILVER CRYSTAL MINES, INC.)
(An Exploration Stage Company)
PROFORMA STATEMENTS OF OPERATIONS

	Timberline	Kettle
	Resources Corp	Drilling Inc
	Six Months Ended	Three Months Ended		Proforma
	March 31,	March 31,		Combined
	2006	2006	Eliminations	Total

REVENUES	$552,094	$1,768,457	$(506,702)	$1,813,849

COST OF REVENUES	344,945	831,944	(344,945)	831,944

GROSS PROFIT	207,149	936,513	(161,757)	981,905

GENERAL AND ADMINISTRATIVE EXPENSES
Mineral exploration expenses	267,088	-	-	267,088
Other general and administrative expenses	425,348	692,060	(277,101)	840,307
TOTAL EXPENSES	692,436	692,060	(277,101)	1,107,395

LOSS FROM OPERATIONS	(485,287)	244,453	115,344	(125,490)

OTHER INCOME (EXPENSE)
Lease income	16,891	-	-	16,891
Change in fair value of derivatives	25,453	-	-	25,453
Amortization of discount on note payable	(15,365)	-	-	(15,365)
Interest expense	(14,125)	-	-	(14,125)

TOTAL OTHER INCOME (EXPENSE)	12,854	-	-	12,854

LOSS BEFORE TAXES	(472,433)	244,453	115,344	(112,636)

INCOME TAX EXPENSE	-	-	-	-

NET LOSS	$(472,433)	$244,453	$115,344	$(112,636)

NET LOSS PER COMMON SHARE,
BASIC AND DILUTED	$(0.05)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING,
BASIC AND DILUTED	10,473,700

TIMBERLINE RESOURCES CORPORATION

NOTES TO PROFORMA FINANCIAL STATEMENTS

On March 1, 2006, Timberline Resources Corporation (hereinafter “the Company” or “Timberline” effectively completed the acquisition of 100% of the net assets of Kettle Drilling, nc. (hereinafter “Kettle”) in consideration of cash of $2,400,000, 100,000 shares of common stock valued at $53,000, 5,000,000 shares of preferred stock valued at $2,000,000, and notes totaling $400,000, to the selling shareholders pursuant to the agreement.

The accompanying proforma financial statements contain adjustments to characterize the transactions of Kettle as those of Timberline for the periods presented.  The Kettle proforma statements of operations are presented for the year ended December 31, 2005.  The Timberline proforma statements of operations are presented for the year ended September 30, 2005.  The proforma balance sheet is presented at December 31, 2005 for Kettle and at September 30, 2005 for Timberline.

There are no required adjustments to the Proforma statements of operating and the adjustments to the proforma balance sheets are as follows:

Inventory, property and equipment were increased by $684,811 and $2,377,427, respectively based upon appraisals.  Intangible assets were identified to be the value of contracts and workforce in place of $856,800 and $248,068, respectively.  Covenants not to complete were established with the two principal corporate officers of Kettle Drilling and were valued in total to be $243,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

TIMBERLINE RESOURCES CORPORATION

(Registrant)

Date:  May 22, 2006

/s/ John Swallow

__________________________________________

John Swallow

(Chief Executive Officer, Principal Operating Officer and Chairman of the board of Directors)